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(AIM INVESTMENTS LOGO APPEARS HERE)                    ----------------------------------------------------------------------
--Registered Trademark--                                                  FOUR EASY WAYS TO VOTE YOUR PROXY

                                                       INTERNET:    Go to WWW.XXXXX.XXX and follow the online directions.
                                                                          --------------

                                                       TELEPHONE:   Call 1-800-XXX-XXXX and follow the simple instructions.

                                                       MAIL:        Vote, sign, date and return your proxy by mail.

                                                       IN PERSON:   Vote at the Special Meeting of Shareholders.
                                                       ----------------------------------------------------------------------


             999 999 999 999 99

AIM FLOATING RATE FUND                                                 PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                              PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE
                                                                                                          HELD APRIL 11, 2006

The undersigned hereby appoints Mark H. Williamson, Robert H. Graham, Kevin M. Carome, Sidney M. Dilgren and Ofelia M. Mayo,
and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on April 11, 2006, at 3:00
p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the FUND which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE
VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

                                                       NOTE:  IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, PLEASE DO NOT
                                                              RETURN YOUR PROXY CARD.

                                                              PROXY MUST BE SIGNED AND DATED BELOW.


                                                       Dated                      2006
                                                             --------------------

                                                       -----------------------------------------------------------------------



                                                       -----------------------------------------------------------------------
                                                       Signature(s) (if held jointly)                        (SIGN IN THE BOX)

                                                       NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All
                                                       joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer's position with the entity.
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                                                       PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]
                                                       PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.


                                                                              FOR                AGAINST               ABSTAIN
1.  Approve an Agreement and Plan of Reorganization which provides for        [ ]                  [ ]                   [ ]
    the conversion of AIM Floating Rate Fund a closed-end interval fund into an open-end fund.




PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.



                     PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.
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